Note 14 - Stock-based Compensation (Detail) - Options Exercised (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Aggregate fair value	$ 6,933	$ 5,190	$ 4,551
Stock Options [Member]
Number of options exercised (in Shares)	363,850	262,750	311,950
Aggregate fair value	11,198	8,510	6,741
Intrinsic value	4,265	3,320	2,190
Amount of cash received	6,933	5,190	4,551
Tax benefit recognized	$ 1,438	$ 1,119	$ 699